                                                                   EXHIBIT 10.19


CONFIDENTIAL TREATMENT REQUESTED
UNDER C.F.R. SECTIONS
200.80(b)(4), 200.83 and 230.406

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

THE OMMITTED MATERIAL HAS
BEEN FILED SEPARATELY WITH
THE COMMISSION



[AMERICAN AXLE & MANUFACTURING LOGO]                   PURCHASE ORDER
                                                       --------------
                                     PURCHASE ORDER NUMBER    REVISION    PAGE
                                             141012              26      1 OF 10
                                     ---------------------    --------   -------

                                     THIS PURCHASE ORDER NUMBER MUST APPEAR
                                     ON ALL INVOICES, PACKING LISTS, CARTONS
                                     AND CORRESPONDENCE RELATED TO THIS
                                     ORDER.
                                     -------------------------------------------
SUPPLIER:                            SHIP TO: AMERICAN AXLE & MFG INC
                                              TFD-TONAWANDA FORGE DIRECT
                                              2390 KENMORE AVENUE
                                              TONAWANDA, NY  14150
                                              UNITED STATES
                                     -------------------------------------------
 REPUBLIC ENGINEERED PRODUCTS LLC    BILL TO: AMERICAN AXLE & MFG INC
 REPUBLIC TECHNOLOGIES INTERNATIONAL          ACCOUNTS PAYABLE DEPARTMENT
 3770 EMBASSY PARKWAY                         P.O. BOX 12159
 AKRON, OH  44333-8367                        DETROIT, MI  48212
 UNITED STATES                                UNITED STATES
                                     -------------------------------------------

CUSTOMER ACCT NO.      VENDOR NO.            DATE OF ORDER/BUYER                            REVISED DATE/BUYER
01998701-04            605699503             26-OCT-01 PAWLIK, G                            13-OCT-04 PAWLIK, G
--------------------   ---------             -------------------------------------------    -----------------------------------
                                             PHONE (313) 758-4169                           PHONE (313) 758-4169
                                             -------------------------------------------
                                             FAX (313) 758-3698                             FAX (313) 758-3698
                                             -------------------------------------------
PAYMENT TERMS                                SHIP VIA                                       F.O.B.
2ND DAY OF 2ND MONTH                                                                            ORIGIN
--------------------                         -------------------------------------------

FREIGHT TERMS                                REQUESTOR/DELIVERY                             CONFIRM TO/TELEPHONE
 COLLECT                                                                                                         (330)837-6000
--------------------                         -------------------------------------------    ------------------------------------

                       PART NUMBER/
ITEM                   DESCRIPTION           DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      FOB Point - Newton Falls, Ohio

      ****PLEASE REFERENCE THE FOLLOWING ON YOUR PACKING SLIP:

            --PURCHASE ORDER NUMBER

            --ITEM IDENTIFICATION NUMBER

            --SAME UNIT OF MEASURE AS PURCHASE ORDER

            PLEASE DIRECT ANY AAM PAYMENT QUESTIONS TO
            800-862-AXLE / FAX: 313-873-5472

      SUPPLIERS ARE REQUIRED TO COMPLY WITH ALL AAM QUALITY SYSTEM STANDARDS AND REQUIREMENTS

      *************************************************************************
      *******************************************************************

                  Seller will ensure that the goods, services and all related information covered by this order, including but not limited to design and manufacturing information, which it receives from Buyer ("Confidential Information") will be kept in strict confidence. Seller will exercise all reasonable precautions to prevent unauthorized disclosure of received Confidential Information to any third party. Seller will not use the Confidential Information for any purpose other than for executing its obligations under this purchase order. This provision will survive cancellation, termination, or expiration of this purchase order.
                  The Seller agrees to sell and the Buyer agrees to purchase, at the price(s) and subject to the terms and conditions shown hereon, and by reference as though typed hereon, the Terms and Conditions of the AAM quotation supplement attached to the AAM Request for Quotation, approximately [****]% of Buyers requirements (unless otherwise noted) for the items listed hereon for the time period shown on this order.
                  "Suppliers are required to comply with all AAM Quality System

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which              TOTAL    Continued
Supplier agrees to be

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       2 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      requirements."
            Containers and dunnage owned by Buyer may be provided on consignment to Seller for exclusive use in shipping parts shown hereon to Buyer. Empty containers will be returned to Seller on consignment, [****]. Seller's use of said containers must be detailed on all shipping and financial documents.

      Effective with shipments January 1, 2003 for Q1, the following new surcharge windows that apply on all items regardless of melt source.

            - No. 1 Dealer Bundles $[****] +/- $[****] ([****])

            - Nickel $[****]/pound + / - 0$[****] ([****])

            - Moly $[****]/pound + / - 0$[****] ([****])

      Rollover base pricing for 2004 and 2005

      Revision 0: Placed part numbers 40014256-CUT and 40014827-CUT on contract effective [****].

      Revision 1: Placed part number 40018712-CUT on contract effective [****]. Price changes effective [****] for 40014256-CUT and 40014827-CUT.

      Revision 2: Price changes effective [****] to capture [****] and [****].

      Revision 3: Corrected line information - MSQ.

      Revision 4: Price change for 40014256-CUT effective [****].

      Revision 5: Price changes effective [****] due to [****].

      Revision 6: Placed 40022597-CUT on contract effective [****].

      Revision 7: Price changes effective [****] due to [****].

      Revision 8: Price changes effective [****] for [****].

      Revision 9: Price changes effective [****] for [****]. P.O. extended to [****].

      Revision 10: Price change effective [****], P/N 40018712-CUT. See details under P/N.

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL   Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       3 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      Revision 11: Price changes for [****]. See detail under PN

      Revision 12: Price change [****] effective [****]. See Price Change detail on line attachments.

      Rev 13: Revision captures [****] effective [****]. See line for detail.

      Rev. 14: Part 40025318-cut added to contract [****]. Base price for this cut piece is $[****] per piece.

      Rev 15: Revision captures [****] effective [****].

      Rev 16: Extended purchase order expiration date from [****] to [****].

      Rev 17: Revision capture [****] effective [****].

      Rev 18: Change Duns number from 131722621 to 605699503 to be consistent across all of Republic's purchase orders effective [****].

      Rev. 19: Effective [****], Republic will go to a [****] schedule per selected part numbers. This is per Republic's request. This applies to all Republic engineered products purchase orders currently in place with American Axle and Manufacturing. All non-General Motors Steels would go to a [****] format effective [****].

      Rev 20: Price changed because [****] effective [****].

      Rev 21: Price change effective [****] due to [****].

      Rev 22: Price change effective [****] due to [****]

      Rev 23: Part added to contract P/N # 40028297-CUT. Part added to contract P/N # 40028298-CUT

      Rev 24: Manganese [****] of $[****] ton effective with shipments [****].

      Rev 25: Price changes per pound effective [****] due to [****].

      Rev 26: Price change per pound effective [****] due to [****].

         EFFECTIVE WITH SHIPMENTS DATED FEBRUARY 9, 2004

                  Scrap, nickel, and molybdenum surcharges will be changed to a [****] format from the previous [****] format.

                  [****]

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       4 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      [****]

            PURCHASE AGREEMENT

      Effective From: 19-Oct-01 To: 31-Dec-05 Amount Agreed:

1     40014256-CUT                              [****]  PCS

      DIFF SIDE GEAR BILLET

      Revision 0: Placed part number 40014256-CUT on contract effective 10/19/01 per [****] for the CD4E, AX4N and AX4S Diff Gears. The minimum lot size is [****] lbs.

      Revision 1: Changed price from $[****] to $[****] effective 11/7/01.

      Revision 2: Changed price from $[****] to $[****] effective 1/1/02. This change is to [****].

      Revision 3: Changed price from $[****] to $[****] effective 3/5/02. The new base price of $[****] is effective 4/1/02. The billet weight increased from [****] to [****] grams. The Cost Request is not complete, but the is an engineering change.

      Revision 5: Price change effective 4/1/02 from $[****] to $[****] due to [****].

      Rev 7: Price change effective 7/1/02 from $[****] to $[****] due to [****].

      Rev 8: Price change from $[****] to $[****] effective 10/1/02 for [****].

      Rev 9: Price change from $[****] to $[****] effective 1/1/03 for [****].

      Rev 11: [****] Base price is $[****] per pound. Price change from $[****] to $[****] effective 1/1/03 for [****].

      Rev 12: Price change [****] effective 4/1/03. From $[****] to $[****].

      Rev 13: Price change from $[****] to $[****] effective 7/1/03 due to [****].

      Rev 15: Price change from $[****] to $[****] effective 10/1/03 for [****].

      Rev 17: Price change from $[****] to $[****] effective 1/1/04 for [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       5 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      Rev 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] Price Change effective [****] $[****] Price Change effective [****] $[****].

      Rev 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 22: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 24: [****] price was $[****], now is $[****]. [****] is $[****], now is $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40014827-CUT                            PCS      [****]

      DIFF SIDE GEAR BILLET

2 Revision 0: Placed part number 40014827-CUT on contract effective [****] per [****] for the CD4E, AX4N and AX4S Diff Gears. The minimum lot size is [****] lbs.

      Revision 1: Changed price from $[****] to $[****] effective [****] per [****].

      Revision 2: Changed price from $[****] to $[****] effective [****]. This change is to capture the new [****] base price of $[****] and [****].

      Revision 5: Price change effective [****] from $[****] to $[****] due to [****].

      Rev 7: Price change effective [****] from $[****] to $[****] due to [****].

      Rev 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev 11: [****] Base pricing is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       6 OF 10
[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      Rev 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] Price Change effective [****] $[****] Price Change effective [****].

      Rev 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 22: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 24: [****] price was $[****] now is $[****]. [****] is $[****], now is
      $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40018712-CUT                               PCS    [****]
      DIFF PINION BILLET

      Rev. 1: Placed part on contract effective [****] per [****] for the CD4E, AX4N and AX4S MY2002 Programs. The minimum lot size is [****].

      Rev. 2: Changed price from $[****] to $[****] effective [****]. This change is to capture the new [****] base price of $[****] and [****].
3
      Rev. 5: Price change effective [****] from $[****] to $[****] due to [****].

      Rev. 7: Price change effective [****] from $[****] to $[****] due to [****]

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                    TOTAL         Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       7 OF 10
[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      [****]

      Rev. 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev. 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev. 10: Price change from $[****] to $[****] effective [****]. Billet weight change from [****] to [****] grams. New Base Price of $[****] per piece. [****] is $[****] per piece.

      Rev. 11: [****] Base pricing is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

      Rev. 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev. 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev. 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev. 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev. 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] [****] Price Change effective [****] $[****] Price Change effective [****] $[****].

      Rev. 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev. 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev. 22: Price change from $[****] to $[****] effective [****] due to [****]

      Rev. 24: [****] price was $[****] now is $[****]. [****] is $[****], now is $[****]. Due to [****].

      Rev. 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev. 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40022597-CUT                                            PCS    [****]

4

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       8 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      DIFF PINION BILLET

      Revision 6: Placed part on contract effective [****] per [****].

      Rev 7: No price change effective [****] for [****].

      Rev 8: Price change from $[****] to $[****] effective [****] for [****].

      Rev 9: Price change from $[****] to $[****] effective [****] for [****].

      Rev 11: [****] Base pricing is $[****] per pound. Price change from $[****] to $[****] effective [****] for [****].

      Rev 12: Price change [****] effective [****]. From $[****] to $[****].

      Rev 13: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 15: Price change from $[****] to $[****] effective [****] for [****].

      Rev 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] Price Change effective $[****] Price Change effective [****].

      Rev 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev 22: Price change from $[****] to $[****] effective [****] due to [****]

      Rev 24: [****] price was $[****] now is $[****]. [****] is $[****], now is
      $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                    TOTAL         Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26       9 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

5     40025318-CUT                              PCS     [****]
      DIFF SIDE GEAR BILLET

      Rev. 14: Part added to contract Per [****]. Base price for this cut piece is $[****] per piece.

      Rev. 17: Price change from $[****] to $[****] effective [****] for [****]

      Rev. 19: Price change from $[****] to $[****] effective [****] due to [****]. Please note the following Price changes: Price effective [****] $[****] [****] Price Change effective [****] $[****] Price Change effective [****].

      Rev. 20: Price changed from $[****] to $[****] because [****] effective [****].

      Rev. 21: Price change from $[****] to $[****] effective [****] due to [****].

      Rev. 22: Price change from $[****] to $[****] effective [****] due to [****]

      Rev. 24: [****] price was $[****] now is $[****]. [****] is $[****], now is $[****]. Due to [****].

      Rev. 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev. 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40028297-CUT                              PCS     [****]

6     Diff Side Gear Billet

      Rev 23: Added part to contract P/N 40028297-CUT , [****] Base price is $[****] per piece. [****] price is $[****] per piece.

      Rev 24: [****] is $[****], now is $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

      40028298-CUT                              PCS     [****]

7
      DIFF PINION BILLET

      Rev 23: Part added to contract P/N # 40028298-CUT. [****] Base price is $[****] per piece. [****] price is $[****] per

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

**** INDICATES OMITTED MATERIAL THAT
IS THE SUBJECT OF A CONFIDENTIAL
TREATMENT REQUEST FILED
SEPARATELY WITH THE COMMISSION

                                    PURCHASE ORDER NUMBER    REVISION     PAGE
                                           141012               26      10 OF 10

[AMERICAN AXLE & MANUFACTURING LOGO]

ITEM     PART NUMBER/DESCRIPTION   DELIVERY DATE      QUANTITY      UNIT          UNIT PRICE      EXTENSION       TA

      pieces

      Rev 24: [****] is $[****], now is $[****]. Due to [****].

      Rev 25: Price change from $[****] to $[****] per pound effective [****] due to [****].

      Rev 26: Price change from $[****] to $[****] per pound effective [****] due to [****].

This transaction is subject to and governed by American
Axle & Manufacturing, Inc.'s Standard Purchase Order
Terms and Conditions, dated January 1, 2001, a copy of
which has been provided to Supplier and by which
Supplier agrees to be                                         TOTAL    Continued

                         AMERICAN AXLE & MANUFACTURING
                  STANDARD PURCHASE ORDER TERMS AND CONDITIONS


1. ACCEPTANCE: Seller has read and understands this contract and agrees that Seller's written acceptance or commencement of any work or services under this contract shall constitute Seller's acceptance of these terms and conditions only. All terms and conditions proposed by Seller which are different from or in addition to this contract are unacceptable to Buyer, are expressly rejected by Buyer, and shall not become part of this contract. Any modifications to this contract shall be made in accordance with Paragraph 32.

2. SHIPPING AND BILLING: Seller agrees: (a) to properly pack, mark and ship goods in accordance with the requirements of Buyer, the involved carriers, and, if applicable, the country of destination; (b) to route shipments in accordance with Buyer's instructions; (c) to make no charge for handling, packaging, storage or transportation of goods, unless otherwise stated as an item in this contract; (d) to provide with each shipment packing slips with Buyer's contract and/or release number and date of shipment marked thereon; (e) to properly mark each package with a label/tag according to Buyer's instructions and the customs regulations of the country of import; (f) to promptly forward the original bill of lading or other shipping receipt for each shipment in accordance with Buyer's instructions. Seller will include on bills of lading or other shipping receipts, correct classification identification of the goods shipped in accordance with Buyer's instructions and carrier's requirements. The marks on each package and identification of the goods on packing slips, bills of lading and invoices (when required) shall be sufficient to enable Buyer to easily identify goods purchased. Seller further agrees: (a) to accept payment based upon Buyer's evaluated receipt record/self billed invoice (pay on receipt), unless an invoice is requested by Buyer; and (b) to accept payment by electronic funds transfer. The payment date shall be on the 2nd day of the 2nd month following Buyer's receipt of the goods and/or services as determined by Buyer unless stated otherwise in this contract (or except as may be otherwise agreed upon by Buyer and Seller in connection with a program providing for electronic funds transfer). Buyer may withhold payment pending receipt of evidence, in such form and detail as Buyer may direct, of the absence of any liens, encumbrances and claims on the goods or services under this contract.

3. DELIVERY SCHEDULES: Time is of the essence, and deliveries shall be made both in quantities and at times as specified by Buyer via such means as Buyer's schedules, releases, pull signals, and reports. Buyer shall not be required to make payment for goods delivered to Buyer that are in excess of quantities specified in Buyer's delivery schedules. Buyer may change the rate of scheduled shipments or direct temporary suspension of scheduled shipments, neither of which shall entitle Seller to a modification of the price for goods or services covered by this contract. Where quantities and/or delivery schedules are not specified, Seller shall not deliver goods in such quantities and times as Buyer may direct.

4. PREMIUM SHIPMENTS: If Seller's nets or omissions result in Seller's failure to meet Buyer's delivery requirements and Buyer requires a more expeditious method of transportation for the goods than the transportation method originally specified by Buyer, Seller shall ship the goods as expeditiously as possible at Seller's sole expense.

5. CHANGES: Buyer reserves the right at any time to direct changes, or cause Seller to make changes, to drawings and specifications of the goods or to otherwise change the scope of the work covered by this contract, including work with respect to such matters as inspection, testing or quality control, and Seller agrees to promptly make such changes. Any difference in price or time for performance resulting from such changes shall be equitably adjusted by Buyer after receipt of documentation in such form and detail as Buyer may direct. Any changes to this contract shall be made in accordance with Paragraph 32.

6. SUPPLIER QUALITY AND DEVELOPMENT; INSPECTION: Seller agrees to participate in Buyer's supplier quality and development program(s) and to comply with all quality requirements and procedures specified by Buyer, as revised from time to time, including those applicable to Seller as set forth in Quality System Requirements QS-9000 and ISO-9000 or their replacements, including but not limited to TS 16949. In addition, Buyer shall have the right to enter Seller's facility at reasonable times to inspect the facility, goods, materials, and any property Buyer covered by this contract. Buyer's inspection of the goods, whether during manufacture, prior to delivery or within a reasonable time after delivery, shall not constitute acceptance of any work-in-process or finished goods.

7. NONCONFORMING GOODS: Seller acknowledges that Buyer has no obligation to perform incoming inspections of the goods, and waives any rights to require Buyer to conduct such inspections. Any such inspection performed by Seller shall be without obligation to Buyer. To the extent Buyer rejects goods as nonconforming, the quantities under this contract will automatically be reduced unless Buyer otherwise notifies Seller. With the exception of consigned/bailed and/or indirect (goods not to be incorporated into Buyer's products) goods, Seller will not replace quantities so reduced without a new contract or schedule from Buyer. Nonconforming goods will be held by Buyer in accordance with Seller's instructions at Seller's risk. Seller's failure to provide written instructions within 10 days, or such shorter period as may be commercially reasonable under the circumstances, after notice of nonconformity shall entitle Buyer, at Buyer's option, to charge Seller for storage and handling or to dispose of the goods without liability to Seller, Payment for nonconforming goods shall not constitute an acceptance of them, limit or impair Buyer's right to assert any legal or equitable remedy, or relieve Seller's responsibility for intent defects.

8. FORCE MAJEURE: Any delay or failure of either party to perform its obligations shall be excused if, and to the extent that, it is caused by an event or occurrence beyond the reasonable control of the party and without its fault or negligence, including, but not limited to, acts of God, actions by any governmental authority (whether valid or invalid), fires, floods, windstorms, explosions, riots, natural disasters, wars, sabotage, labor problems
(including lockouts, strikes and slowdowns), inability to obtain power, material, labor, equipment or transportation, or court injunction or order, provided that written notice an any such delay on the part of Seller (including anticipated duration of the delay) shall be given by Seller to Buyer as soon as possible after the event or occurrence (but in no event more than ten (10) days thereafter). During the period of such delay or failure to perform by Seller, Buyer, at its option, may purchase goods from other sources and reduce its schedules to Seller by such quantities without liability to Seller, or have Seller provide the goods from other sources in quantities and at times requested by Buyer, and at the price set forth in this contract. In addition, Seller, at its expense shall take all necessary action to ensure the supply of goods to Buyer for a period of at least the first 30 days during any anticipated labor disruption or resulting from the expiration of Seller's labor contract(s). If requested by Buyer, Seller shall, within 10 days of such request, provide adequate assurances that the delay shall not exceed 30 days. If the delay lasts more than 30 days or Seller does not provide adequate assurance that the delay will cease within 30 days, Buyer may immediately terminate this contract without liability.

9. WARRANTY: Seller warrants/guarantees that the goods and/or services covered by this contract will conform to the specifications, drawings, samples or descriptions furnished to or by Buyer, and will be merchantable, of good material and workmanship and free from defect. In addition, Seller acknowledges that Seller knows of Buyer's intended use and warrants/guarantees that all goods covered by this contract that have been selected, designed, manufactured, or assembled by Seller, based upon Buyer's stated use will be fit and sufficient for the particular purposed intended by Buyer. The warranty period shall be that provided by applicable law, except that if Buyer offers a longer warranty to its customers, such longer period shall apply. This warranty runs to Buyer and Buyer's customer(s) and is in addition to those otherwise provided or implied by law or customarily given by Seller with respect to similar goods.

10. INGREDIENTS DISCLOSURE AND SPECIAL WARNINGS AND INSTRUCTIONS: If requested by Buyer, Seller shall promptly furnish to Buyer in such form and detail as Buyer may direct; (a) a list of all ingredients in the goods; (b) the amount of all ingredients; and (c) information concerning any changes in or additions to such ingredients. Prior to and with the shipment of the goods, Seller agrees to furnish to Buyer sufficient warning and notice in writing (including appropriate labels on goods, containers and packing) of any hazardous material that is an ingredient or a part of any of the goods, together with such special handling instructions as may be necessary to advise carriers, Buyer, Buyer's customer(s) and their respective employees of how to exercise that measure of care and precaution that will best prevent bodily injury or property damage in the handling, transportation, processing, use, or disposal of the goods, containers and packing material shipped to Buyer. All new refrigeration equipment supplied by Seller to Buyer must not use Class I or Class II refrigerants (Freon). This prohibition includes, but is not limited to, CFC-11, 12, 22, 113, 114, 115, Halon-1211, 1301, and 2402. All paints supplied by Seller to Buyer must contain less than 3.5 lbs./gal. VOC content.

11. INSOLVENCY: Buyer may immediately terminate this contract without liability to Seller in any of the following or any other comparable events; (a) insolvency of the Seller; (b) filing of a voluntary petition in bankruptcy by Seller; (c) filing of any insolvency petition in bankruptcy against Seller; (d) appointment of a receiver or trustee for Seller; or (e) execution of an assignment for the benefit of creditors by Seller, provided that such petition, appointment or assignment is not vacated or nullified within fifteen (15) days of such event. Seller shall indemnify Buyer from all liability, claims, demands, actions, losses, suits, damages, judgments, attorney fees, costs, charges, expenses, and consequences of any liabilities, of any nature incurred by Buyer in connection with or arising out of any of the foregoing.

12. TERMINATION FOR BREACH OR NONPERFORMANCE: Buyer reserves the right to terminate all or any part of this contract, without liability to Seller, if Seller; (a) repudiates or breaches any of the terms of this contract, including Seller's warranties; (b) fails to perform services or deliver goods as specified by Buyer; (c) fails to make progress so as to endanger timely and proper completion of services or delivery of goods, and does not correct such failure or breach within 10 days (or such shorter period of time if commercially reasonable under the circumstances) after receipt of written notice from Buyer specifying such failure or breach.

13. TERMINATION FOR CONVENIENCE: In addition to any other rights of Buyer to terminate this contract, Buyer may, at its option, immediately terminate all or any part of this contract, at any time and for any reason, by giving written notice to Seller. Upon such termination, Buyer shall pay to Seller the following amounts without duplication; (a) the contract price for all goods or services which have been completed in accordance with this contract and not previously paid for; and (b) the actual costs of work-in-process and raw materials incurred by Seller in furnishing the goods or services under this contract to the extent such costs are reasonable in amount and are properly allocable or apportionable under generally accepted accounting principles to the terminated portion of this contract, less, however the sum of the reasonable value or cost (whichever is higher) of any goods or materials used or sold by Seller with Buyer's written consent, and the cost of any damaged or destroyed goods or material. Buyer shall not be obligated to make payments for finished goods, work-in-process or raw materials fabricated or procured by Seller in amounts in excess of those authorized in delivery releases nor for any undelivered goods which are in Seller's standard stock or which are readily marketable. Payments made under this Paragraph shall not exceed the aggregate price payable by Buyer for finished goods that would be produced by Seller under delivery or release schedules outstanding at the date of termination. Except as provided in this Paragraph, Buyer shall not be liable for and shall not be required to make payment to Seller, directly or on account of claims by Seller's subcontractors, for loss of anticipated profit, unabsorbed overhead, interest on claims or past due charges from Seller's suppliers, product development and engineering costs, facilities and equipment rearrangement costs or rental, unamortized depreciation costs, or general and administrative burden charges from termination of this contract. Within 60 days from the effective date of termination, Seller shall submit a comprehensive termination claim to Buyer, with sufficient supporting data to permit Buyer's audit and shall thereafter promptly furnish such supplemental and supporting information as Buyer shall request. Buyer, or its agents, shall have the right to audit and examine all books, records, facilities, work, material, inventories, and other items relating to any termination claim of Seller.

14. INTELLECTUAL PROPERTY: Seller agrees: (a) to indemnify, defend, and hold Buyer, its successors and customers harmless from and against any and all liability, claims, demands, actions, losses, suits, damages, judgments, attorney fees, costs, charges, expenses, and consequences of any liabilities, of any nature asserted by any person or entity, against Buyer in connection with, or arising out of, any suit, claim, or action for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark, copyright, industrial design right, mask work, or other proprietary right by reason of the manufacture, use, or sale of the goods or services ordered, including infringement arising out of compliance with specifications furnished by Buyer, or for actual or alleged misuse or misappropriation of a trade secret, arising in any way in relation to the goods or services, including such claims in which Seller has provided only part of the goods or services ordered; (b) to waive any claim against Buyer under the Uniform Commercial Code or otherwise, including any hold harmless or similar claim, that any such infringement arose out of compliance with Buyer's specification; (c) that Buyer is hereby granted a worldwide, nonexclusive, royalty free, irrevocable license to repair, and have repaired, to reconstruct and have reconstructed, rebuild and have rebuilt, the goods ordered hereunder;
(d) that goods manufactured based on Buyer's drawings and/or specifications may not be used for Seller's own use or sold to third parties without Buyer's express written authorization; and (e) that Buyer is hereby assigned all right, title, and interest in and to all patents and patentable ideas, trademarks, copyrights, and mask work rights created by Seller in its performance of this contract, and to the extent that copyrightable works are created in connection with Seller's performance of this contract, such works shall be deemed "works made for hire" and shall be the exclusive property of Buyer, but to the extent such works do not qualify as "works made for hire," Seller hereby assigns to Buyer all right, title, and interest in and to such copyrights, including all moral rights therein.


15. TECHNICAL INFORMATION DISCLOSED TO BUYER: Seller agrees not to assert any claim (other than a claim for patent infringement) with respect to any technical information that Seller shall have disclosed or may hereafter disclose to Buyer in connection with the goods or services covered by this contract.

16. INDEMNIFICATION: Seller will indemnify, defend and hold Buyer harmless from and against any and all liability, claims, demands, actions, losses, suits, damages, judgments, attorney fees, costs, charges, expenses and consequences of any liabilities, of any nature (including but not limited to personal injury, death, property damage, and breach of contract claims and suits) asserted by any person or entity, against Buyer in connection with, or arising out of, Seller's supply of goods and/or services to Buyer hereunder and performance to this contract, except for such liability arising out of the sole negligence of Buyer.

17. INSURANCE: Seller shall maintain insurance coverage with carriers acceptable to Buyer and to amounts not less than the following: (a) Workers Compensation - statutory limits for the state or states in which this contract is to be performed (or evidence of authority to self-insure); (b) Employers Liability - $500,000 bodily injury by accident/each accident, $500,000 bodily injury by disease/policy limit, and $500,000 bodily injury by disease each employee; (c) Commercial General Liability including products/completed operations and blanket contractual liability - $2,000,000 general aggregate limit, $1,000,000 products/completed operations aggregate limit, $1,000,000 personal and advertising injury limit, and $1,000,000 each occurrence limit; (d) Contractual Automobile Liability including owned, non-owned and hired vehicles - $1,000,000 each accident for combined bodily injury and property damage liability. These insurance requirements may be fulfilled by either primary policy limits or by umbrella liability policies. Seller shall furnish to Buyer a certificate of insurance setting forth the amount(s) of coverage and limits, policy number(s) and dates of expiration for insurance maintained by Seller within ten (10) days of Buyer's request. This certificate of insurance will provide that Buyer shall receive thirty (30) days prior written notice from the insurer of any termination or reduction in the amount or scope of coverage(s) and also name the Buyer as an additional insured. Seller's purchase of appropriate insurance or the furnishing of certificates of insurance shall not release Seller of its obligations or liabilities under this contract. In the event of Seller's breach of this provision, Buyer shall have the right to cancel the undelivered portion of any goods or services covered by this contract and shall not be required to make further payment except for the conforming goods delivered or services rendered prior to the cancellation. Seller's furnishing of certificates of insurance or purchase of insurance shall not release Seller of any other obligations or liabilities under this contract.

18. SELLER'S PROPERTY: Unless otherwise agreed to by Buyer, Seller at its expense shall furnish, keep in good condition, and replace when necessary all machinery, equipment, tools, jigs, dies, gauges, fixtures, molds, and patterns and other items ("Seller's Property") necessary for the production of the goods covered by this contract. The cost of changes to Seller's Property necessary to make design and specification changes authorized by Buyer shall be paid for by Buyer. Seller shall insure Seller's Property with full fire and extended coverage insurance for its replacement value. Seller grants Buyer an irrevocable option to take possession of and title to Seller's Property that is special for the production of the goods upon payment to Seller of its net book value less any amounts that Buyer has previously paid to Seller for the cost of such items provided, however, that this option shall not apply if Seller's sale is not prohibited by this or any other agreement between Buyer and Seller.

19. BUYER'S PROPERTY: All supplies, materials, tools, jigs, dies, gauges, fixtures, molds, patterns, equipment and other items furnished by Buyer, either directly or indirectly, to Seller to perform this contract or for which Seller has been reimbursed by Buyer, shall be and remain the property of Buyer and held by Seller on a bailment basis ("Buyer's Property"). Unless otherwise agreed to by Buyer, Seller at its expense shall keep in good condition, and replace Buyer's Property when necessary. Seller shall bear the risk of loss and damage for full replacement value to Buyer's Property. Buyer's Property shall at all times be properly housed and maintained by Seller, at its expense, shall not be used by Seller for any purpose other than the performance of this contract, shall be deemed to be personally, shall be conspicuously marked "Property of American Axle & Manufacturing, Inc." by Seller, shall not be commingled with the property of Seller or with that of a third person, and shall not be moved from Seller's premises without Buyer's prior written approval. Buyer's Property shall be insured at all times for its full replacement value at Seller's expense and Buyer shall be named as loss payee. Buyer shall have the right to enter Seller's premises at all reasonable times to inspect such property and Seller's records with respect thereto. Upon the request of Buyer, Buyer's Property shall be immediately released to Buyer or delivered to Buyer by Seller either (i) F.O.B. transport equipment at Seller's plant, properly packed and marked in accordance with the requirements of the carrier selected by Buyer to transport such property, or (ii) to any location designated by Buyer in which event Buyer shall pay to Seller the reasonable costs of delivering such property to such location. When permitted by law, Seller waives any lien or other rights that Seller might otherwise have on any of Buyer's Property for work performed on such property or otherwise.

20. SERVICE AND REPLACEMENT PARTS: Seller will sell to Buyer goods necessary for it to fulfill its current model service and replacement parts requirements at the price(s) set forth in this contract. If the goods are systems or modules, Seller will sell the components or parts that comprise the system or module at price(s) that shall not, in the aggregate, exceed the price of the system or module less assembly costs. During the 15 year period after Buyer completes current model purchases, Seller will sell goods to Buyer's past model service and replacement parts requirements. Unless otherwise agreed to by Buyer, the price(s) during the first 3 years of this period shall be those in effect at the conclusion of current model purchases. For the remainder of this period, the prices(s) for goods shall be as agreed to by the parties. When requested by Buyer, Seller shall make service literature and other materials available at no additional charge to support Buyer's service part sales activities.

21. REMEDIES: The rights and remedies reserved to Buyer in this contract shall be cumulative with, and additional to, all other or further remedies provided in law or equity. Without limiting the foregoing, should any goods fail to conform to the requirements and warranties set forth in this contract, Buyer shall notify Seller and Seller shall, if requested by Buyer, reimburse Buyer for any incidental and consequential costs and damages caused by such nonconforming goods, including, but not limited to, costs, expenses, attorney fees and losses incurred by Buyer (a) in inspecting, sorting, repairing or replacing such nonconforming goods, (b) resulting from production interruptions, (c) conducting recall campaigns or other corrective service actions, and (d) claims for personal injury (including death) or property damage caused by such nonconforming goods. If requested by Buyer, Seller will enter into a separate agreement for the administration or processing of warranty chargebacks for nonconforming goods. Seller acknowledges, and agrees to be subject to, Buyer's supplier cost recovery rights pursuant to QS 9000 or its replacements, including but not limited to TS 16949, Buyer's procedure, and GPS in effect from time to time.

22. CUSTOMS; EXPORT CONTROLS: Credits or benefits resulting or arising from this contract, including trade credits, export credits, or the refund of duties, taxes or fees, shall belong to Buyer. Seller shall provide all information necessary (including written documentation and electronic transaction records) to permit Buyer to receive such benefits or credits, as well as to fulfill its customs related obligations, origin marking or labeling requirements and local content origin requirements, if any. Export licenses, certificates, written declarations, or authorizations necessary for the timely and proper export of the goods, and documents to secure preferential tariff treatment, shall be the responsibility of Seller unless otherwise indicated in this contract, in which event Seller shall provide such information as may be necessary to enable Buyer to obtain such licenses, certificates, written declarations, or authorization(s). Such licenses, certificates, written declarations, or authorization(s) shall only be provided by Seller once it has been determined solely by Seller that the representations contained in those licenses, certificates, written declarations, or authorization(s) are correct and in accordance with all applicable laws and regulations. In the event it is determined by either Buyer, its agents, or a representative government agency that such representations are incorrect, Seller will indemnify, defend and hold Buyer harmless from any and all fines, penalties, liquidated damages, or other action taken by such government agency against the goods. Seller shall undertake such arrangements as are necessary for the goods to be covered by any duty deferral or free trade zone program(s) of the country of import.

23. SETOFF/RECOUPMENT: In addition to any right of setoff or recoupment provided by law, all amounts due to Seller under this or any other transaction between Buyer and Seller shall be considered net of indebtedness of Seller and its affiliates/subsidiaries to Buyer and its affiliates/subsidiaries, and Buyer shall have the right to setoff such indebtedness against, or to recoup such indebtedness from, any amounts due to Seller and its affiliates/subsidiaries from Buyer and its affiliates/subsidiaries.

24. NO ADVERTISING: Seller shall not, without first obtaining the written consent of Buyer, in any manner disclose to any third party, advertise, or publish the fact that Seller has contracted to furnish Buyer the goods or services covered by this contract, or use any trademarks, service marks, or trade names of Buyer in Seller's advertising or promotional materials.

25. CONFIDENTIALITY: Seller will ensure that the goods, services, and all related information covered by this contract, including but not limited to design and manufacturing information, which Seller receives from Buyer ("Confidential Information") will be kept in strict confidence. Seller will exercise all reasonable precautions to prevent unauthorized disclosure of Confidential Information to any third party. Seller will not use the Confidential Information for any purpose other than for executing its obligations under this contract. This provision will survive cancellation, termination, or expiration of this contract. Seller will, at Buyer's request, employ computer system(s) which will allow compatible electronic information interchange, electronic commerce, and other electronic communications with Buyer's computer systems, including but not limited to manufacturing, engineering, quality and procurement systems. Any access to Buyer's systems given to Seller by Buyer for purposes of such communication will not be shared by Seller with any other person or entity and will be kept in strict confidence by Seller.

26. COMPLIANCE WITH LAWS; FORCED LABOR: Seller, and any goods or services supplied by Seller, shall comply with all applicable laws, rules, regulations, orders, conventions, ordinances, or standards that relate to the manufacture, labeling, transportation, importation, exportation, licensing, approval, or certification of the goods or services, including, but not limited to, those relating to environmental matters, wages, hours and conditions of employment, subcontractor selection, discrimination, occupational health/safety, and motor vehicle safety. Seller further represents that neither it nor any of its subcontractors will utilize slave, prisoner, or any other form of forced or involuntary labor in the supply of goods or provision of services under this contract. At Buyer's request, Seller shall certify in writing its compliance with the foregoing. Seller will indemnify, defend and hold Buyer harmless from and against any and all liability, claims, demands, actions, losses, suits, damages, judgments, attorney fees, costs, charges, expenses, and consequences of any liabilities, of any nature asserted by any person or entity, against Buyer in connection with, or arising out of, Seller's noncompliance.

27. NO IMPLIED WAIVER: The failure of either party at any time to require performance by the other party of any provision of this contract shall in no way affect the right to require such performance at any time thereafter, nor shall the waiver of either party of a breach of any provision of this contract constitute a waiver of any succeeding breach of the same or any other provision.

28. NON-ASSIGNMENT: Seller may not assign or delegate its obligations under this contract without Buyer's prior written consent.

29. RELATIONSHIP OF PARTIES: Seller and Buyer are independent contracting parties and nothing in this contract shall make either party the agent or legal representative of the other for any purpose whatsoever, nor does it grant either party any authority to assume or to create any obligation on behalf of or in the name of the other.

30. GOVERNING LAW; JURISDICTION: This contract is to be construed according to the laws of the country (and state/province, if applicable) from which this contract is issued as shown by the address of Buyer without regard to excluding the provisions of the United Nations Convention on Contracts for the International Sale of Goods and any conflict of law principles that would require application of another choice of law, and any action or proceedings by Buyer against Seller may be brought by Buyer in any court(s) having jurisdiction over Seller or, at Buyer's option, in the court(s) having jurisdiction over Buyer's location, in which event Seller consents to jurisdiction and service of process in accordance with applicable procedures. Any actions or proceedings by Seller against Buyer may be brought by Seller only in the court(s) having jurisdiction over the location of Buyer from which this contract is issued.

31. SEVERABILITY: If any term of this contract is deemed or declared invalid or unenforceable under any statute, regulation, ordinance, executive order or other rule of law, such term shall be deemed reformed or deleted, as the case may be, but only to the extent necessary to comply with such statute, regulation, ordinance, order or rule, and the remaining provisions of this contract shall remain in full force and effect.

32. ENTIRE AGREEMENT: This contract, together with the attachments, exhibits, supplements or other terms of Buyer specifically referenced in this contract, constitutes the entire agreement between Seller and Buyer with respect to the matters contained in this contract and supersedes all prior oral or written representations and agreements. This contract may only be modified by a purchase order amendment/alteration issued by Buyer.